UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8 The Green #17538 Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 656-4257

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CBRRF	OTCQB
Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant to acquire one Class A ordinary share	CBGGF	OTCID
Warrants to purchase Class A Ordinary Shares	CBRGF	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2025, Chain Bridge I (the “Company”) and Fulton AC I LLC (the “Fulton AC”) entered into an agreement (the “Contribution Agreement”) pursuant to which Fulton AC agreed to make monthly capital contributions to the trust account in exchange for certain holders not redeeming their Class A ordinary shares of the Company sold in the Company’s initial public offering (collectively, the “Public Shares”) in connection with an extraordinary general meeting of the Company’s shareholders to be held on October 29, 2025 (the “Meeting”) to consider and vote on, among other proposals, a proposal to amend and restate, by way of a special resolution, the Company’s 3rd amended and restated memorandum and articles of association (the “Existing Charter”), to (i) extend from November 15, 2025 (the “Existing Termination Date”) to November 15, 2026 (the “Extended Termination Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (an “Initial Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law and (ii) remove the limitations on redemptions and consummations of an Initial Business Combination resulting in or because of the Company having net tangible assets less than $5,000,001.

Pursuant to the Contribution Agreement, if the Amendment Proposal is approved and implemented, Fulton AC has agreed to contribute to the Company $0.01 per Public Share, that remains outstanding and is not redeemed in connection with the Amendment Proposal on the 16th of each calendar month, commencing on November 16, 2025, until the earliest to occur of the Extended Termination Date, the consummation of an Initial Business Combination or the winding up of the Company (collectively, the “November 2025 Meeting Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares, other than Converted Shares, that remain outstanding after the Redemption and length of time until the consummation of an Initial Business Combination or winding up of the Company.

The November 2025 Meeting Contributions are conditioned upon the implementation of the Amendment Proposal. The November 2025 Meeting Contributions will not be made if the Amendment Proposal Extension is not approved or completed. If Fulton AC or its designees advises the Company that it does not intend to make the November 2025 Meeting Contributions, then the proposals will not be put before the shareholders at the General Meeting and the Company will wind up, liquidate and dissolve in accordance with the Existing Charter. The Company’s Board of Directors (the “Board”) will have the sole discretion whether to wind up the Company following November 15, 2025 and if the Board determines to wind up the Company, Fulton AC or its designees will not make any additional Contributions following such determination.

Fulton AC has previously contributed to the Company for deposit into the Trust Account an aggregate amount of approximately $102,630 in connection proposals adopted at meetings of the Company’s shareholders in February 2024 and November 2024 and has agreed to contribute an additional $4,557.36 on October 15, 2025 in satisfaction of the contributions related to the November 2024 meeting (collectively, the “Prior Contributions”). Fulton AC has agreed to contribute an aggregate amount of up to approximately $54,688 to the Company for deposit into the Trust Account to fund the November 2025 Meeting Contributions if the Amendment Proposal is approved and implemented (the “New Contributions” and, together with the Prior Contributions, the “Contributions”). Pursuant to the Contribution Agreement, as consideration for the Contributions, upon consummation of the Company’s Initial Business Combination, Fulton AC will receive an amount of capital stock or other security of the entity surviving the Initial Business Combination (as defined in the Existing Charter) that is directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the entity that survives the Initial Business Combination, the type and amount of which will be agreed upon by Fulton AC, the Company (with approval of independent members of the Board who do not have a conflict of interest) and other parties to the definitive agreement setting forth the terms of the Initial Business Combination. Fulton AC will not receive value for the Contributions if the Company does not consummate an Initial Business Combination. Even if an Initial Business Combination is consummated, the return of some or all of the value of the Contributions to Fulton AC is dependent on future agreement by the parties to the Initial Business Combination.

Where You Can Find Additional Information

The Company filed its Proxy Statement for the Meeting with the SEC on September 30, 2025 to consider and vote upon the Amendment Proposal and other matters, and, beginning on or about September 30, 2025, first mailed the Proxy Statement and other relevant documents to its shareholders as of the September 11, 2025 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Meeting to be held to approve, among other things, the Amendment Proposal, because these documents will contain important information about the Company and the Amendment Proposal. Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the Amendment Proposal and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov .

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Amendment Proposal. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the Amendment Proposal is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and the Proxy Statement and any amendments thereto that have been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Proxy Statement. Shareholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of the public Class A ordinary shares to the non-redeeming shareholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Meeting and the funds that will remain in the Trust Account following the Meeting and approval of the Amendment Proposal and the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the extension or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as amended, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Amendment Proposal or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Amendment Proposal or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

The Contribution Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Contribution Agreement is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Contribution Agreement by and between Chain Bridge I and Fulton AC I LLC, dated September 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2025

CHAIN BRIDGE I

By:	/s/ Andrew Cohen
Name:	Andrew Cohen
Title:	Chief Executive Officer

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